UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 27, 2004



                        AUTOMATIC DATA PROCESSING, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                 1-5397                    22-1467904
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      (State or              (Commission           (IRS
      other                  File                  Employer
      jurisdiction           Number)               Identification
      of                                           No.)
      incorporation)



      One ADP Boulevard, Roseland, New Jersey                      07068
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      (Address of principal                              (Zip
      executive offices)                                 Code)


Registrant's telephone number, including area code:  (973) 974-5000
                                                    --------------------------
                                    N/A
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         (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.

      On July 27, 2004, the Registrant issued a press release announcing the Registrant's financial results for the fourth fiscal quarter ended June 30, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference. The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2004

                               AUTOMATIC DATA PROCESSING, INC.


                               By: /s/ Karen E. Dykstra
                                  ---------------------------------
                                  Name:  Karen E. Dykstra
                                  Title:    Chief Financial Officer

                                  Exhibit Index

        Exhibit                    Description
        Number
             99       Press Release dated July 27, 2004,
                      issued by Automatic Data Processing,
                      Inc.